--------------------------------------------------------------------------------
                              WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------
                    WEITZ PARTNERS, INC.PARTNERS VALUE FUND

                                  A N N U A L

                                  R E P O R T

                               DECEMBER 31, 1995

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). (Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends.) The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 1995, calculated in accordance with SEC standardized formulas.

PERIOD ENDED
DECEMBER 31,                                      PARTNERS II      S&P 500
----------------------------------------------  ---------------  -----------
1983 (7 Mos.)                                            9.9%           4.2%
1984                                                    14.5            6.3
1985                                                    40.7           31.7
1986                                                    11.1           18.7
1987                                                     4.3            5.3
1988                                                    14.9           16.5
1989                                                    20.3           31.6
1990                                                    -6.3           -3.1
1991                                                    28.1           30.2
1992                                                    15.1            7.6
1993                                                    23.0           10.1


                                                PARTNERS VALUE
                                                ---------------
1994                                                    -9.0            1.3
1995                                                    38.7           37.5
Cumulative                                             507.9          481.4
Average Annual Compound Growth
 (Since inception May 23, 1983)                         15.4           15.0

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 5/83) for the one, five, and ten year periods ended December 31, 1995, was 38.7%, 18.0% and 13.1%, respectively. These returns assume redemption at the end of each period. Compound annual returns for the Predecessor Partnership and the Fund are calculated in accordance with SEC standardized formulas.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       DECEMBER 31, 1995 - ANNUAL REPORT

                                                          January 14, 1996

Dear Fellow Shareholder:

      1995 was a wonderful year for the Partners Value Fund. Our total return, after deducting fees and expenses, was +38.7%. This compares with +37.5% for the S&P 500 and +31.1% for the average equity mutual fund (source: Lipper). For a longer-term perspective, the table on the preceding page shows the performance history of the fund and its predecessor partnership (after deducting expenses).

      It was a great year for stocks in general, but the star performers (for us) were the "interest-sensitive" financial services stocks, particularly the banks (which as a group rose by over 50%). Our financial companies generally had good years from a business point of view in both 1994 and 1995, but their stocks were weak in 1994, then very strong in 1995. This temporary disconnection of business reality from stock price behavior happens regularly. The good news is that it gives a "value investor" opportunities, and the bad news is that it makes it impossible to predict WHEN an undervalued stock will go up.

OUTLOOK FOR OUR COMPANIES

      I know that many investors would prefer predictions about the outlook for "the market" or our fund's 1996 performance, but the best I can do is to discuss the businesses we own. If our companies do well and we have paid reasonable prices for their stocks, we will do well over the years. If anyone tells you he knows WHEN a stock is going to go up, he is probably kidding you, and/or himself.

      Rick Lawson and I recently spent four days at an investment conference featuring about 100 companies in the cable TV, entertainment, and telecommunications industries. We heard formal presentations by, and visited informally with, the managements of about 10 companies we own and 15-20 others of potential interest. Stocks in these industries account for about 25% of our portfolio, and we came away very encouraged about our companies and a couple of new ones.

      Wall Street's perception of cable stocks has remained clouded by the reregulation that was imposed two years ago, but the outlook for the industry has improved considerably since then. The new telecommunications bill promises to improve the regulatory picture, cash flow is rising at double digit rates again, phone companies have not made much progress in their video experiments, and the cable companies' prospects for incremental profits from telephony and cable modems for Internet access are very exciting.

      Cellular telephone companies have been growing at 20-50% per year and several have evolved from highly leveraged, development-stage companies into financially secure, free cash flow generators. There is uncertainty about the future shape of wireless telephone competition, but the U.S. market is growing so rapidly that well-established cellular companies should continue to do well for years. International opportunities are growing even faster, and several of our companies are building very valuable businesses abroad. Finally, consolidation in the industry continues, and some of our companies would make attractive takeover candidates.

      On the financial services front, gross under-valuation has given way to more reasonable valuations as prices have risen, but each of our companies is an interesting investment at today's price. Wells Fargo is one of the best-managed banks in the country, sells for under 10 times estimated 1996 earnings per share, and has a good chance of accelerating its growth rate if it is successful in acquiring First Interstate. Dime is cheap based on current earnings, and it could receive a significant windfall in its supervisory goodwill lawsuit against the government. Capital One is growing at over 20% per year and selling at under 10 times estimated 1996 earnings. Sallie Mae's earnings outlook has improved because of changes in the prospects for direct lending by the government and cost cutting and share repurchases which have been accelerated by new directors who were elected last year after a proxy fight. And so on.

      For each of our companies, I believe that individual company fundamentals make the stock attractive, and that none depends on a general move up in "the market" to make it a successful investment. Yet, there is a certain "What goes up, must come down," fatalism among many investors that causes high anxiety after a +38% year. Indeed, there are any number of potential stumbling blocks for the market, and at some point, a TEMPORARY correction of 10-20% (or more) is inevitable. When that happens, our stocks will not be immune. However, the likelihood of identifying both the top and the bottom of a market dip, AND having the courage to act at both points, AND catching a move large enough to overcome the transaction costs and tax costs involved is very low. So, since I am optimistic about the long-term prospects for our stocks, I do not foresee any major changes in our portfolio.

TAX CONSIDERATIONS

      Nearly all the investors in the Partners Value Fund are subject to income taxes, so I do pay attention to tax consequences in managing this portfolio. I am a long-term oriented value investor, so I tend to use a low-turnover, "buy and hold" strategy with all of the stock portfolios I manage, but there may be times when I hold a stock in Partners Value that I am selling in other portfolios. For example, if a stock appears fully-priced, but our holding period is a few days or weeks short of the minimum required to receive long-term capital gains treatment, I may postpone selling. Or, if a stock seems temporarily over-extended and vulnerable to, say, a $20 per share decline, I may resist selling if the sale would trigger a $30 per share tax liability for fund shareholders.

      The value investor's guiding principle is to sell a stock if it is clearly over-valued or if a new investment is available on clearly more attractive terms, and taxes are only one of several variables that I consider. Nevertheless, my working assumption is that NET AFTER-TAX RETURNS are more important than GROSS PRE-TAX RETURNS in this fund.

      If you have questions about our portfolio, or any part of this letter, please feel free to call me any time. If you need tax information or have questions about your statement, Mary Bickels or Ann Stratton will be happy to help.

                                                          Best regards,

                                                 /s/ Wallace R. Weitz
                                                 Wallace R. Weitz
                                                 President

                            SCHEDULE OF INVESTMENTS

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995

  SHARES
 OR UNITS                                          COST         MARKET VALUE
----------                                    --------------    -------------
            COMMON STOCKS -- 84.1%
            BANKING -- 15.9%
    40,000  Bank America Corp.                $    1,748,625    $ 2,590,000
    45,000  Brooklyn Bancorp, Inc.*                1,329,375      1,833,750
    10,000  Calumet Bancorp, Inc.*                   266,250        277,500
    70,000  Dime Bancorp, Inc.*                      785,350        813,750
   259,832  Fidelity Federal Bank*                   519,664        600,861
    20,000  First Interstate Bancorp               1,649,616      2,730,000
    52,500  Glendale Federal Bank*                   493,740        918,750
     9,000  Wells Fargo & Co.                      1,345,125      1,944,000
                                              --------------    -------------
                                                   8,137,745     11,708,611
                                              --------------    -------------
            CABLE TELEVISION -- 13.7%
    70,000  Adelphia Communications CL A*            891,250        490,000
    81,763  Century Communications Corp. CL          609,468        654,104
            A*
   180,000  Comcast Corporation CL A               2,290,516      3,273,750
   160,000  Tele-Communications, Inc. CL A*        2,490,779      3,180,000
    37,000  Tele-Communications Liberty              731,591        994,375
            Media Gr-A*
    40,000  Time Warner, Inc.                        761,457      1,515,000
                                              --------------    -------------
                                                   7,775,061     10,107,229
                                              --------------    -------------
            CONSUMER PRODUCTS AND SERVICES
            -- 4.1%
    40,000  American Classic Voyages Co.*            394,375        435,000
     6,650  Lady Baltimore Foods                     212,725        415,625
    70,000  Playtex Products, Inc.*                  534,919        525,000
    75,000  Protection One, Inc.*                    426,875        768,750
    27,300  Seafield Capital Corp.                 1,000,509        928,200
                                              --------------    -------------
                                                   2,569,403      3,072,575
                                              --------------    -------------
            FEDERAL AGENCIES -- 9.8%
    25,000  Federal Home Loan Mortgage Corp.         546,129      2,087,500
    20,000  Federal National Mortgage              1,529,238      2,482,500
            Association
    40,000  Student Loan Marketing                 1,540,386      2,635,000
            Association
                                              --------------    -------------
                                                   3,615,753      7,205,000
                                              --------------    -------------
            FINANCIAL SERVICES -- 10.8%
    45,000  American Express                       1,347,134      1,861,875
        70  Berkshire Hathaway, Inc.*                 91,818      2,247,350
    35,000  Capital One Financial Corp.              806,683        835,625
     4,000  Cityscape Financial Corp.*                72,000         83,000
     7,000  Guarantee Life Companies, Inc.*           91,000        110,250
    40,000  Imperial Thrift & Loan                   441,875        490,000
            Association*
    20,000  PS Group, Inc.*                          211,200        215,000
    60,000  Salomon, Inc.                          2,603,366      2,130,000
                                              --------------    -------------
                                                   5,665,076      7,973,100
                                              --------------    -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                          COST         MARKET VALUE
----------                                    --------------    -------------
            INFORMATION AND DATA PROCESSING
            -- 3.2%
    50,000  Business Records Corp. Hldg.      $      540,880    $ 1,975,000
            Co.*
   175,000  Intelligent Systems Corp.*               164,183        371,875
                                              --------------    -------------
                                                     705,063      2,346,875
                                              --------------    -------------
            MORTGAGE BANKING -- 6.7%
   155,000  Countrywide Credit, Inc.               2,509,454      3,371,250
    30,000  Imperial Credit Industries,              171,500        652,500
            Inc.*
    63,000  Resource Bancshares Mtg. Grp.*           591,990        897,750
                                              --------------    -------------
                                                   3,272,944      4,921,500
                                              --------------    -------------
            PUBLISHING AND BROADCASTING --
            3.5%
    23,000  Daily Journal*                           231,501        874,000
   100,000  Valassis Communications, Inc.*         1,369,960      1,750,000
                                              --------------    -------------
                                                   1,601,461      2,624,000
                                              --------------    -------------
            REAL ESTATE AND CONSTRUCTION --
            6.0%
   330,000  Catellus Development Corp.*            2,175,120      1,980,000
       365  Central Steel and Wire Co.               179,125        208,415
     5,000  Forest City Enterprises Cl A             164,050        161,875
   100,000  NHP, Inc.*                             1,326,435      1,850,000
   125,000  Presley Companies CL A*                  399,586        218,750
                                              --------------    -------------
                                                   4,244,316      4,419,040
                                              --------------    -------------
            REAL ESTATE INVESTMENT TRUSTS --
            2.9%
   100,000  Redwood Trust, Inc.                    1,706,090      1,825,000
    35,000  Redwood Trust, Inc. Warrants**            58,450        166,250
    10,000  Thornburg Mortgage Asset Corp.           149,350        157,500
                                              --------------    -------------
                                                   1,913,890      2,148,750
                                              --------------    -------------
            TELECOMMUNICATIONS -- 7.1%
    25,000  Airtouch Communications, Inc.*           715,875        706,250
    30,000  Cellular Communications of               821,030        832,500
            Puerto Rico, Inc.*
   160,000  Centennial Cellular Corp. CL A*        2,597,642      2,740,000
    25,000  Telephone and Data Systems, Inc.         904,050        987,500
                                              --------------    -------------
                                                   5,038,597      5,266,250
                                              --------------    -------------
            OTHER -- 0.4%
    26,100  Esco Electronics Corp.*                  159,357        244,688
     8,300  ONI International, Inc.                   74,250          2,075
    15,625  Package Machinery Co.*                    77,500         56,641
                                              --------------    -------------
                                                     311,107        303,404
                                              --------------    -------------
                    Total Common Stocks           44,850,416     62,096,334
                                              --------------    -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                          COST         MARKET VALUE
----------                                    --------------    -------------
            CONVERTIBLE PREFERRED STOCKS --
            0.9%
    65,420  Forest Oil Corp. $.75 Cv. Pfd.    $      711,505    $   654,200
                                              --------------    -------------

   FACE
  AMOUNT
----------
            U.S. GOVERNMENT AND AGENCY
            SECURITIES -- 13.6%
$2,000,000  U.S. Treasury Bill 05/16/96            1,961,621      1,961,543
   750,000  Federal Home Loan Bank 8.43%             750,728        753,281
            1/16/98
 2,000,000  Tennessee Valley Authority             2,025,293      2,031,432
            7.625% 9/15/99
 2,000,000  Federal Natl Mtg. Assn 6.625%          2,000,000      2,011,563
            7/12/00
   750,000  Federal Home Loan Bank 6.55%             750,000        756,319
            11/15/02
 2,500,000  Federal Home Loan Bank 6.44%           2,503,900      2,506,250
            11/28/05
                                              --------------    -------------
                    Total U.S. Government          9,991,542     10,020,388
                    and Agency Securities
                                              --------------    -------------
            SHORT-TERM SECURITIES -- 1.6%
 1,185,374  Norwest U.S. Government Money          1,185,374      1,185,374
            Market Fund, 5.2%
                                              --------------    -------------
                    Total Investments in      $   56,738,837***  73,956,296
                    Securities
                                              --------------    -------------
                                              --------------
            Other Assets Less Liabilities --                       (175,408)
            (0.2%)
                                                                -------------
                    Total Net Assets -- 100%                    $73,780,888
                                                                -------------
                                                                -------------
                    Net Asset Value Per                         $    10.384
                    Share
                                                                -------------
                                                                -------------

*Non-income producing
**Each warrant allows for the purchase of 1 share of common stock at $14.99; expiration date is 12/31/97
***Also approximates cost for federal income tax purposes

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

Assets:
    Investment in securities at market (cost $56,738,837)                         $ 73,956,296
    Accrued interest and dividends receivable                                          230,866
    Receivable for securities sold                                                      73,500
    Other assets                                                                        10,495
                                                                                  ------------
            Total assets                                                            74,271,157
                                                                                  ------------

Liabilities:
    Accrued expenses, including amount due adviser (note 3)                             83,536
    Payable for securities purchased                                                   406,733
                                                                                  ------------
            Total liabilities                                                          490,269
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $ 73,780,888
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (notes 3 & 4)                                         71
    Additional paid-in capital                                                      54,680,377
    Accumulated undistributed net investment income                                     30,808
    Accumulated undistributed net realized gains                                     1,852,173
    Net unrealized appreciation of investments                                      17,217,459
                                                                                  ------------
            Total representing net assets applicable to shares outstanding        $ 73,780,888
                                                                                  ------------
                                                                                  ------------

Net asset value per share of outstanding capital stock
 (7,104,939 shares outstanding)                                                   $     10.384
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

Investment income:
    Dividends                                                                     $   800,055
    Interest                                                                          543,641
                                                                                  -----------
        Total investment income                                                     1,343,696
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                           642,570
    Administrative fee                                                                 79,655
    Other expenses                                                                     91,215
                                                                                  -----------
        Total expenses                                                                813,440
                                                                                  -----------

        Net investment income                                                         530,256
                                                                                  -----------

Realized and unrealized gain on investments (note 5):
    Realized gain on investments                                                    7,145,678
                                                                                  -----------
    Net increase in unrealized appreciation of investments                         12,782,328
                                                                                  -----------
        Net realized and unrealized gain on investments                            19,928,006
                                                                                  -----------

        Net increase in net assets resulting from operations                      $20,458,262
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                      ----------------------------
                                                                                          1995           1994
                                                                                      -------------  -------------
Increase (decrease) in net assets:
    From operations:
        Net investment income                                                         $     530,256  $     355,347
        Net realized gain                                                                 7,145,678      4,805,965
        Unrealized appreciation (depreciation)                                           12,782,328    (10,152,383)
                                                                                      -------------  -------------
            Net increase (decrease) in net assets resulting from operations              20,458,262     (4,991,071)
                                                                                      -------------  -------------

    Distributions to shareholders from:
        Net investment income                                                               885,603             --
        Excess net realized gains                                                           651,811             --
        Net realized gains                                                                5,495,175      4,630,290
                                                                                      -------------  -------------
            Total distributions                                                           7,032,589      4,630,290
                                                                                      -------------  -------------

    Capital share transactions (note 4):
        Proceeds from sales                                                               8,387,791     10,324,210
        Payments for redemptions                                                         (5,550,950)    (3,831,637)
        Reinvestment of net investment income and net realized gain at net asset
         value                                                                            6,230,882      4,553,058
                                                                                      -------------  -------------
            Total increase from capital share transactions                                9,067,723     11,045,631
                                                                                      -------------  -------------
            Total increase in net assets                                                 22,493,396      1,424,270
                                                                                      -------------  -------------

Net assets:

    Beginning of period                                                                  51,287,492     49,863,222
                                                                                      -------------  -------------

    End of period (including undistributed net investment income of $30,808 in 1995
     and $355,347 in 1994)                                                            $  73,780,888  $  51,287,492
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                                                                                    PERIOD
                                                                                               OCTOBER 12, 1993
                                                                                                 (COMMENCEMENT
                                                                  YEAR ENDED DECEMBER 31,      OF OPERATIONS) TO
                                                                ----------------------------     DECEMBER 31,
                                                                    1995           1994              1993
                                                                -------------  -------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       8.275  $      10.000     $      10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                 0.084          0.057             0.068
  Net gains or losses on securities (realized and unrealized)           3.108         (0.964)               --
                                                                -------------  -------------  -------------------
  Total from investment operations                                      3.192         (0.907)            0.068

LESS DISTRIBUTIONS:
  Dividends (from net investment income)                               (0.137)            --            (0.068)
  Distributions (from excess realized gains)                           (0.100)            --
  Distributions (from capital gains)                                   (0.846)        (0.818)               --
                                                                -------------  -------------  -------------------
  Total distributions                                                  (1.083)        (0.818)               --
                                                                -------------  -------------  -------------------

NET ASSET VALUE, END OF PERIOD                                  $      10.384  $       8.275     $      10.000
                                                                -------------  -------------  -------------------
                                                                -------------  -------------  -------------------
TOTAL RETURN                                                            38.7%          -9.0%              0.7%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, End of period                                        73,780,888     51,287,492        49,863,222
  Ratio of expenses to average net assets                               1.27%          1.29%                --
  Ratio of net investment income to average net assets                  0.82%          0.67%                --
  Portfolio turnover rate                                                 51%            33%                --

                See accompanying notes to financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end nondiversified management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

    The Fund commenced operations on October 12, 1993. Under an Agreement and Plan of Exchange (the "Plan"), the Company acquired net assets of $49,762,545 from Weitz Partners - II Limited Partnership (the "Partnership") as of the close of business on December 31, 1993, which included securities with unrealized appreciation of $14,587,514. In exchange for the partners' interest in the net assets of the Partnership, the Company issued shares of the Partners Value Fund series in a transaction that qualified as a tax-free exchange. The Fund was publicly offered effective January 1, 1994.

    The Fund's investment objective is capital appreciation. The Fund intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A)VALUATION OF INVESTMENTS

       Investments   are  carried  at  market  determined  using  the  following valuation methods:

       - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

       - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

       - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Company's Board of Directors or a committee of the Board.

       All securities are valued in accordance with the above noted policies at the close of each business day.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, at the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

    (B)FEDERAL INCOME TAXES

       Since the fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the funds.

       On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated undistributed net investment income has been increased by $30,808 and accumulated undistributed net realized gain has been increased by $677,806, resulting in a net reclassification adjustment to decrease additional paid-in-capital by $708,614.

    (C)SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (D)DIVIDEND POLICY

       The Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (E)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Company and Fund have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of the management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended December 31, 1995. At December 31, 1995, the Fund had accrued advisory fees of $62,859 which were classified as accrued expenses.

    Under the terms of the administrative services agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrator services of the Company for which the Adviser is being paid a monthly fee. During the year ended December 31, 1995, the fee was calculated at an annual rate of .12% of the Fund's average daily net assets.

    Weitz  Securities,  Inc.  as  distributor,  received  no  compensation   for
    distribution of Company shares.

    As of December 31, 1995, directors, officers and employees of the Company, the Adviser and Weitz Securities, Inc. and their immediate family members held 348,343 shares of capital stock of the Fund representing 4.9% of the Fund.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $.00001 per share. Fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated the Partners Value Fund shares, of which 7,104,939 shares are outstanding at December 31, 1995. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                                       YEAR ENDED          YEAR ENDED
                                                                   DECEMBER 31, 1995   DECEMBER 31, 1994
                                                                   ------------------  ------------------
Transactions in shares:
  Shares issued..................................................          865,684           1,074,554
  Shares redeemed................................................         (562,886)           (415,834)
  Reinvested dividends...........................................          604,236             552,958
                                                                          --------          ----------
    Net increase.................................................          907,034           1,211,678
                                                                          --------          ----------
                                                                          --------          ----------

(5) SECURITIES TRANSACTIONS

    The aggregate cost and the proceeds from the sales of securities was approximately $40,129,377 and $47,275,055 for the year ended December 31, 1995.

    At December 31, 1995, unrealized appreciation of securities was comprised of gross unrealized appreciation of $18,712,476 offset by gross unrealized depreciation of $1,495,017.

    Transactions relating to covered call options during the year ended December 31, 1995 are summarized as follows:

                                                                         NUMBER OF
                                                                          OPTIONS      PREMIUM
                                                                        -----------  -----------
Options written, beginning of period..................................          --           --
Options written during the period.....................................      20,000       46,433
Options exercised during the period...................................     (20,000)     (46,433)
                                                                        -----------  -----------
Options outstanding, end of period....................................          --           --
                                                                        -----------  -----------
                                                                        -----------  -----------

    There was no option activity during the year ended December 31, 1994.

(6) DIRECTORS' FEES AND EXPENSES

    The Company pays directors (other than directors who are also officers of the Adviser) a fee of $200 per board meeting attended and $100 per audit committee meeting attended. During the year ended December 31, 1995, the Fund paid directors' fees of $3,200.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Weitz Partners, Inc. -- Partners Value Fund:

    We have audited the accompanying statement of assets and liabilities of Weitz Partners, Inc. -- Partners Value Fund, including the schedule of investments in securities, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, and for the period October 12, 1993, (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Weitz Partners, Inc. -- Partners Value Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, and for the period October 12, 1993, (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Omaha, Nebraska
January 19, 1996

--------------------------------------------------------------------------------
                              WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------
WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Carroll E. Fredrickson
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies and other information.